Events Subsequent to the Balance Sheet Date	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

NOTE 16 – EVENTS SUBSEQUENT TO THE BALANCE SHEET DATE

The Company evaluated all events and transactions that occurred subsequent to the balance sheet date and prior to the date on which these financial statements were issued, and determined that the following events necessitated disclosure:

On February 24, 2020 the Company entered into a securities purchase agreement with certain institutional investors in connection with the issuance and sale in a registered direct offering of 1,000,000 Ordinary Shares at a purchase price of $8.00 per share. In settlement of issuance costs to the placement agent, in addition to a cash fee equal to 7% of the gross proceeds and management fee of 1% of the gross proceeds and $113 for fees and expenses, the Company issued on February 26, 2020 warrants to purchase up to 70,000 Ordinary Shares at an exercise price of $10 per Ordinary Share. These warrants became exercisable immediately upon issuance and have a term of five years.

On March 1, 2020, the Company entered into a securities purchase agreement with certain institutional investors in connection with the issuance and sale in a registered direct offering of 2,093,750 Ordinary Shares, and warrants to purchase up to 2,093,750 Ordinary Shares, at a combined purchase price of $8 per share, together with the related warrant to purchase one Ordinary Share. The warrants became exercisable immediately upon issuance at a price of $9 per share and have a term of two years from the issuance date. In settlement of issuance costs to the placement agent, in addition to a cash fee equal to 7% and management fee of 1% of the gross proceeds and $113 for fees and expenses, the Company registered and issued warrants to purchase up to 146,563 Ordinary Shares, which became exercisable immediately upon issuance at a price of $10 per share and have a term of two years from the issuance date.